UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 6, 2005

DATASTREAM SYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-25590	57-0813674
(Commission File Number)	(IRS Employer Identification No.)

50 Datastream Plaza, Greenville, South Carolina	29605
(Address of Principal Executive Offices)	(Zip Code)

(864) 422-5001

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 7, 2005, Datastream Systems, Inc. (the “Company”) issued a press release announcing preliminary results for the quarter June 30, 2005. A copy of that press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information included or incorporated in this report, including Exhibit 99.1, pursuant to this Item 2.02 of Form 8-K is being furnished to the Securities and Exchange Commission (the “Commission”) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 6, 2005, Datastream Systems, Inc. (the “Company”) received a decision from the Nasdaq Listing and Hearing Review Council (the “Listing Council”), dated July 5, 2005, reversing the decision of the Nasdaq Listing Qualifications Panel (the “Panel”) to grant the Company’s request to extend to July 29, 2005, the filing deadline for its Form 10-K for the fiscal year ended December 31, 2004 and Form 10-Q for the quarter ended March 31, 2005. In addition, the Listing Council remanded the matter to the Panel with instruction to immediately delist the Company’s securities from The Nasdaq Stock Market (“Nasdaq”) because the Company has failed to satisfy the requirements of Marketplace Rule 4310(c)(14). Marketplace Rule 4310(c)(14) requires that a listed company file with Nasdaq all reports and other documents filed or required to be filed with the Securities and Exchange Commission (the “Commission”). The Company has not filed its Form 10-K for the year ended December 31, 2004 or its Form 10-Q for the quarter ended March 31, 2005. In addition, the Company does not expect to file its Form 10-Q for the quarter ended June 30, 2005 by the required deadline. The Company’s common stock will be delisted from Nasdaq effective with the open of business on July 7, 2005.

Item 7.01 Regulation FD Disclosure.

On July 7, 2005, the Company issued a press release announcing that it received the Listing Council’s decision to reverse the Panel’s May 18, 2005 decision and the delisting of the Company’s common stock from Nasdaq effective with the open of business on July 7, 2005. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information included or incorporated in this report, including Exhibit 99.1, is being furnished to the Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(c)    Exhibits.

Exhibit 99.1	Press release, dated July 7, 2005, announcing the Listing Council’s decision and preliminary results for the quarter ended June 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Datastream Systems, Inc.

By:	/s/ C. Alex Estevez
C. Alex Estevez
President and Chief Financial Officer
(principal financial and accounting officer)

Dated: July 7, 2005

EXHIBIT INDEX

Exhibit 99.1	Press release, dated July 7, 2005, announcing the Listing Council’s decision and preliminary results for the quarter ended June 30, 2005.